                                                                    EXHIBIT 99.3


     BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
     Series 1996-A

     Distribution Date of:                15-Aug-01
     Determined as of:                    09-Aug-01
     For the Monthly Period Ending:       31-Jul-01
     Days in Interest Period (30/360)            30
     Days in Interest Period (Actual/360)        30
                                                Beginning            Ending               Change
                                               -----------          --------             --------
     Pool Balance (Principal)               3,486,487,638.78     3,438,298,940.30        (48,188,698.48)
     Excess Funding Account                             0.00                 0.00                  0.00

     Invested Amount                          500,000,000.00       500,000,000.00                  0.00
     Class A Invested Amount                  465,000,000.00       465,000,000.00                  0.00
     Class B Invested Amount                   35,000,000.00        35,000,000.00                  0.00

     Principal Funding Account                          0.00                 0.00                  0.00

     Adjusted Invested Amount                 500,000,000.00       500,000,000.00                  0.00
     Class A Adjusted Invested Amount         465,000,000.00       465,000,000.00                  0.00
     Class B Adjusted Invested Amount          35,000,000.00        35,000,000.00                  0.00
     Enhancement Invested Amount                        0.00                 0.00                  0.00

     Reserve Account                                    0.00                 0.00                  0.00

     Available Cash Collateral Amount          50,000,000.00        50,000,000.00                  0.00
     Available Shared Collateral Amount        50,000,000.00        50,000,000.00                  0.00
     Spread Account                             5,000,000.00         5,000,000.00                  0.00

     Servicing Base Amount                    500,000,000.00       500,000,000.00                  0.00

     Allocation Percentages
     ----------------------
     Floating Allocation Pct                           14.34%
     Principal Allocation Pct                          14.34%
     Class A Floating Pct                              93.00%
     Class B Floating Pct                               7.00%
     Class A Principal Pct                             93.00%
     Class B Principal Pct                              7.00%

                                                                Series
     Allocations                              Trust             1996-A          Class A           Class B
     -----------                          --------------    --------------    --------------    --------------
     Principal Collections                401,669,840.58     57,603,795.36     53,571,529.67      4,032,265.69

     Finance Charge Collections            62,777,793.66      9,003,013.94      8,372,802.98        630,210.96
     PFA Investment Proceeds                      N/A                 0.00              0.00              0.00
     Reserve Account Draw                         N/A                 0.00              0.00              0.00
      Less: Servicer Interchange                                520,833.33        484,375.00         36,458.33
                                                                ----------        ----------         ---------
     Available Funds                                          8,482,180.61      7,888,427.98        593,752.63

     Monthly Investor Obligations
     ----------------------------
     Monthly Interest                                         1,691,145.83      1,569,375.00        121,770.83
     Monthly Servicing Fee                                      104,166.67         96,875.00          7,291.67
     Defaulted Amounts                     25,104,464.85      3,600,251.52      3,348,233.92        252,017.60
                                                              ------------      ------------        ----------
     Total Obligations                                        5,395,564.02      5,014,483.92        381,080.10

     Excess Spread                                            3,338,634.19      2,873,944.06        464,690.13
     Required Amount                                                  0.00              0.00              0.00

     1 Mo. Libor Rate                          3.830000%
     ----------------

     Cash Collateral Account
     -----------------------
     Cash Collateral Fee                                                           26,041.67
     Interest on CCA Draw                                                               0.00
                                                                                        ----
     Monthly Cash Collateral Fee                                                   26,041.67

     BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
     Series 1996-A

     Cash Collateral Account (continued)
     -----------------------------------
     Quarterly Excess Spread Percentage                                 6.52%
     Principal Payment Rate - 3 month average                          11.17%
     Calculated Current Month's Spread Account Cap                      1.00%
     Spread Account Cap Adjustment                                      0.00%
     Applicable Spread Account Cap Percentage                           1.00%
     Beginning Cash Collateral Amount                          50,000,000.00
     Required Cash Collateral Amount                           50,000,000.00
     Cash Collateral Account draw                                       0.00
     Cash Collateral Account Surplus                                    0.00
     Beginning Spread Account Balance                           5,000,000.00
     Required Spread Account Amount                             5,000,000.00
     Required Spread Account Draw                                       0.00
     Required Spread Account Deposit                                    0.00
     Spread Account Surplus                                             0.00

     Monthly Principal & Controlled Deposit Amount
     ---------------------------------------------
     Month of Accumulation                                                 0
     Controlled Accumulation Amount                            46,500,000.00
     Required PFA Balance                                               0.00
     Beginning PFA Balance                                              0.00
     Controlled Deposit Amount                                          0.00
     Available Investor Principal Collections                  61,204,046.88
     Principal Shortfall                                                0.00
     Shared Principal to Other Series                          61,204,046.88
     Shared Principal from Other Series                                 0.00
     Class A Monthly Principal                                          0.00
     Class B Monthly Principal                                          0.00
     Monthly Principal                                                  0.00
     PFA Deposit                                                        0.00
     PFA Withdrawl                                                      0.00
     Ending PFA Balance                                                 0.00
     Principal to Investors                                             0.00
     Ending Class A Invested Amount                           465,000,000.00
     Ending Class B Invested Amount                            35,000,000.00

     Class A Accumulation Period Length
     ----------------------------------
     Min 12 Month Historical Prin Pmt Rate                              9.97%
     Revolving Investor Interest                              500,000,000.00
     Class A Invested Amount                                  465,000,000.00
     Available Principal                                       49,833,386.79
     Class A Accumulation Period Length                                   10

     Reserve Account
     ---------------
     Available Reserve Account Amount                                   0.00
     Covered Amount                                                     0.00
     Reserve Draw Amount                                                0.00
     Portfolio Yield                                                   12.86%
     Reserve Account Factor                                            83.33%
     Portfolio Adjusted Yield                                           6.80%
     Reserve Account Funding Period Length                                 3
     Reserve Account Funding Date                                  15-Mar-02
     Weighted Average Coupon                                            4.06%
     Required Reserve Account Amount                                    0.00
     Reserve Account Surplus                                            0.00
     Required Reserve Account Deposit                                   0.00
     Portfolio Yield - 3 month average                                 13.20%
     Base Rate - 3 month average                                        6.30%
     (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                  6.90%

     * Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.